ADVANCED SERIES TRUST

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST MFS Global Equity Portfolio

AST T. Rowe Price Natural Resources Portfolio

Supplement dated December 11, 2024

to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for each of the AST ClearBridge Dividend Growth Portfolio, AST Cohen

&Steers Realty Portfolio, AST MFS Global Equity Portfolio, AST T. Rowe Price Natural Resources Portfolio (the Portfolios or the Target Portfolios), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of each Target Portfolio held on December 11, 2024, shareholders of each of the Target Portfolios approved the reorganization of such Target Portfolio into the AST Large-Cap Core Portfolio (the Acquiring Portfolio), each a series of the Trust. The Acquiring Portfolio will change its name to the AST Large-Cap Equity Portfolio on January 27, 2025.

Pursuant to each reorganization, the assets and liabilities of each Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the reorganizations. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in each reorganization will be equal in value to the applicable Target Portfolio shares held by such shareholders immediately prior to the applicable reorganization. It is expected that the reorganizations will each be completed on or about January 27, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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